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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          MORGAN STANLEY
             IXIS CAPITAL MARKETS NORTH AMERICA INC.
                             2005-HE1
                            2ND LIENS

TABLE OF CONTENTS

1. Product Types
2. Originator
3. Lien Position
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Original Terms (Months)
7. Range of Remaining Terms (Months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy Type
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Prepayment Penalty Term
21. Range of Credit Scores

1. PRODUCT TYPES

--------------------------------------------------------------------------------------------------------
                                                 % OF
                                               MORTGAGE
                                   AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                    CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                         NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                           OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                        MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
PRODUCT TYPES             LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
--------------------------------------------------------------------------------------------------------

Fixed - 5 Year             1         11,878       0.05      12.25        56        95            557
--------------------------------------------------------------------------------------------------------
Fixed - 10 Year            9        125,949       0.57     10.649       116        88.91         649
--------------------------------------------------------------------------------------------------------
Fixed - 15 Year           10        257,263       1.17     11.384       175        95.37         635
--------------------------------------------------------------------------------------------------------
Fixed - 20 Year           44      1,992,411       9.09     10.698       236        94.31         667
--------------------------------------------------------------------------------------------------------
Fixed - 30 Year           62      3,953,130      18.03     10.619       356        99.7          641
--------------------------------------------------------------------------------------------------------
Fixed Balloon - 15/30    291     15,586,310      71.08     10.504       178        97.18         662
--------------------------------------------------------------------------------------------------------
TOTAL:                   417     21,926,940        100     10.555       215        97.3          658
--------------------------------------------------------------------------------------------------------

2. ORIGINATOR

------------------------------------------------------------------------------------------------------
                                               % OF
                                             MORTGAGE
                                 AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                  CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                       NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                         OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                      MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
ORIGINATOR              LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
------------------------------------------------------------------------------------------------------

Chapel                  165      9,866,040        45      10.408       181       96.19         666
------------------------------------------------------------------------------------------------------
Lenders Direct           85      3,848,591     17.55      10.358       177       96.02         655
------------------------------------------------------------------------------------------------------
Fremont                  52      2,318,276     10.57      10.521       321       99.33         641
------------------------------------------------------------------------------------------------------
Peoples Choice           34      2,171,766       9.9      10.811       356       99.59         643
------------------------------------------------------------------------------------------------------
First Banc               39      1,554,878      7.09      11.215       177       98.79         632
------------------------------------------------------------------------------------------------------
Encore                   22      1,200,129      5.47      10.653       211         100         706
------------------------------------------------------------------------------------------------------
Impac                     8        501,330      2.29      11.477       177       96.85         687
------------------------------------------------------------------------------------------------------
BNC                       5        250,827      1.14      10.251       233       99.94         630
------------------------------------------------------------------------------------------------------
Aegis                     5        132,967      0.61      11.375       204       99.97         610
------------------------------------------------------------------------------------------------------
Master Financial          2         82,136      0.37      11.543       174       97.17         632
------------------------------------------------------------------------------------------------------
TOTAL:                  417     21,926,940       100      10.555       215        97.3         658
------------------------------------------------------------------------------------------------------

3. LIEN POSITION

-------------------------------------------------------------------------------------------------
                                          % OF
                                        MORTGAGE
                            AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                             CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                  NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                    OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                 MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
LIEN POSITION      LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-------------------------------------------------------------------------------------------------

2nd Lien            417     21,926,940     100       10.555        215       97.3         658
-------------------------------------------------------------------------------------------------
TOTAL:              417     21,926,940     100       10.555        215       97.3         658
-------------------------------------------------------------------------------------------------

4. RANGE OF GROSS INTEREST RATES (%)

----------------------------------------------------------------------------------------------------------------------
                                                               % OF
                                                             MORTGAGE
                                                 AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                  CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                       NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                         OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                      MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
RANGE OF GROSS INTEREST RATES (%)       LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
----------------------------------------------------------------------------------------------------------------------

7.000 - 7.999                              9        499,855      2.28      7.875         178        100         714
----------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                             27      1,516,093      6.91      8.803         226      94.08         669
----------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                             94      5,039,838     22.98      9.794         213      97.87         674
----------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                          137      8,365,809     38.15     10.668         215      96.76         658
----------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                          107      4,926,772     22.47     11.339         210      98.35         644
----------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                           36      1,286,653      5.87     12.307         245      97.96         620
----------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                            7        291,919      1.33     13.161         178      94.54         669
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   417     21,926,940       100     10.555         215       97.3         658
----------------------------------------------------------------------------------------------------------------------

Minimum: 7.750
Maximum: 13.750
Weighted Average: 10.555

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF
                                                                     MORTGAGE
                                                         AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                          CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                               NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                 OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                              MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)    LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                                 63      1,197,043      5.46      11.154      180         97.19         643
-------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                           171      6,321,346     28.83      10.658      210         97.14         651
-------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                            97      6,025,752     27.48      10.394      212         97.65         659
-------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                           61      5,303,378     24.19      10.521      234         97.68         670
-------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                          19      2,058,543      9.39      10.518      211         99.38         662
-------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                           3        406,494      1.85      10.287      235         95.53         669
-------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                           1        157,727      0.72          13      178            90         691
-------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                           1        224,343      1.02        8.75      175            75         611
-------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                           1        232,313      1.06       10.47      178         95.84         653
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          417     21,926,940       100      10.555      215          97.3         658
------------------------------------------------------------------------------------------------------------------------------

Minimum: 5,404
Maximum: 232,313
Average: 52,583

6. ORIGINAL TERMS (MONTHS)

-----------------------------------------------------------------------------------------------------
                                              % OF
                                            MORTGAGE
                                AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                 CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                      NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                        OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
ORIGINAL TERMS       MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
(MONTHS)               LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
------------------------------------------------------------------------------------------------------

60                       1         11,878       0.05      12.25         56         95         557
------------------------------------------------------------------------------------------------------
120                      9        125,949       0.57     10.649        116      88.91         649
------------------------------------------------------------------------------------------------------
180                    301     15,843,573      72.26     10.519        177      97.15         662
------------------------------------------------------------------------------------------------------
240                     44      1,992,411       9.09     10.698        236      94.31         667
------------------------------------------------------------------------------------------------------
360                     62      3,953,130      18.03     10.619        356       99.7         641
------------------------------------------------------------------------------------------------------
TOTAL:                 417     21,926,940        100     10.555        215       97.3         658
------------------------------------------------------------------------------------------------------

Minimum: 60
Maximum: 360
Weighted Average: 217

7. RANGE OF REMAINING TERMS (MONTHS)

---------------------------------------------------------------------------------------------------------------
                                                        % OF
                                                      MORTGAGE
                                          AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                           CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                  OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF REMAINING TERMS       MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
(MONTHS)                         LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
---------------------------------------------------------------------------------------------------------------

< or equal to 60                   1         11,878       0.05       12.25       56           95         557
---------------------------------------------------------------------------------------------------------------
61 - 120                           9        125,949       0.57      10.649      116        88.91         649
---------------------------------------------------------------------------------------------------------------
121 - 180                        301     15,843,573      72.26      10.519      177        97.15         662
---------------------------------------------------------------------------------------------------------------
181 - 240                         44      1,992,411       9.09      10.698      236        94.31         667
---------------------------------------------------------------------------------------------------------------
301 - 360                         62      3,953,130      18.03      10.619      356         99.7         641
---------------------------------------------------------------------------------------------------------------
TOTAL:                           417     21,926,940        100      10.555      215         97.3         658
---------------------------------------------------------------------------------------------------------------

Minimum: 56
Maximum: 356
Weighted Average: 215

8. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                MORTGAGE
                                                    AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                     CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                          NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                            OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
(%)                                        LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-------------------------------------------------------------------------------------------------------------------------

30.01 - 40.00                               1        49,957        0.23      10.15       178        35.71         593
----------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                               1        49,949        0.23      11.25       177        58.85         566
----------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                               4       192,596        0.88     10.315       221        65.64         609
----------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                              17     1,041,859        4.75     10.079       182        76.11         637
----------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                              17     1,124,513        5.13     10.587       186           87         645
----------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                            377    19,468,066       88.79      10.58       218         99.6         661
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                    417    21,926,940         100     10.555       215         97.3         658
----------------------------------------------------------------------------------------------------------------------

Minimum: 35.71
Maximum: 100.00
Weighted Average by Original Balance: 97.30
Weighted Average by Current Balance: 97.30

9. RANGE OF GROSS MARGINS (%)

------------------------------------------------------------------------------------------------------------
                                                     % OF
                                                   MORTGAGE
                                       AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                        CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                             NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                               OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                            MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
RANGE OF GROSS MARGINS (%)    LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
------------------------------------------------------------------------------------------------------------

Fixed Rate Loans               417     21,926,940     100       10.555       215       97.3         658
------------------------------------------------------------------------------------------------------------
TOTAL:                         417     21,926,940     100       10.555       215       97.3         658
------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 0.000
Non-Fixed Rate Maximum: 0.000
Non-Fixed Rate Weighted Average: 0.000

10. RANGE OF MINIMUM MORTGAGE RATES (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                 MORTGAGE
                                                     AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                      CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                           NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                             OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                          MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
RANGE OF MINIMUM MORTGAGE RATES (%)         LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                            417       21,926,940     100     10.555         215       97.3         658
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      417       21,926,940     100     10.555         215       97.3         658
---------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 0.000
Non-Fixed Rate Maximum: 0.000
Non-Fixed Rate Weighted Average: 0.000

11. RANGE OF MAXIMUM LOAN RATES (%)

----------------------------------------------------------------------------------------------------------------
                                                         % OF
                                                       MORTGAGE
                                           AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                            CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                 NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                   OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
RANGE OF MAXIMUM LOAN RATES (%)   LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                  417      21,926,940     100       10.555        215       97.3         658
----------------------------------------------------------------------------------------------------------------
TOTAL:                            417      21,926,940     100       10.555        215       97.3         658
----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 0.000
Non-Fixed Rate Maximum: 0.000
Non-Fixed Rate Weighted Average: 0.000

12. INITIAL PERIODIC CAP (%)

------------------------------------------------------------------------------------------------------------
                                                     % OF
                                                   MORTGAGE
                                       AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                        CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                             NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                               OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                            MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
INITIAL PERIODIC CAP (%)      LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
------------------------------------------------------------------------------------------------------------

Fixed Rate Loans               417     21,926,940     100       10.555       215       97.3         658
------------------------------------------------------------------------------------------------------------
TOTAL:                         417     21,926,940     100       10.555       215       97.3         658
------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 0.000
Non-Fixed Rate Maximum: 0.000
Non-Fixed Rate Weighted Average: 0.000

13. SUBSEQUENT PERIODIC CAP (%)

-----------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                        MORTGAGE
                                            AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                             CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                  NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                    OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                 MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
SUBSEQUENT PERIODIC CAP (%)        LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                   417      21,926,940     100       10.555      215        97.3         658
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             417      21,926,940     100       10.555      215        97.3         658
-----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 0.000
Non-Fixed Rate Maximum: 0.000
Non-Fixed Rate Weighted Average: 0.000

14. NEXT RATE ADJUSTMENT DATES

-----------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                        MORTGAGE
                                            AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                             CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                  NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                    OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                 MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
NEXT RATE ADJUSTMENT DATES         LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-----------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                    417     21,926,940     100       10.555       215        97.3         658
-----------------------------------------------------------------------------------------------------------------
TOTAL:                              417     21,926,940     100       10.555       215        97.3         658
-----------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 0
Non-Fixed Rate Maximum: 0
Non-Fixed Rate Weighted Average: 0

15. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                         MORTGAGE
                                                             AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                              CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                                   NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                     OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                  MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES     LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
----------------------------------------------------------------------------------------------------------------------------------

California                                           180     12,203,153     55.65     10.427       205        96.49         664
----------------------------------------------------------------------------------------------------------------------------------
Florida                                               96      3,617,758      16.5      10.49       183        97.88         657
----------------------------------------------------------------------------------------------------------------------------------
Nevada                                                13        834,053       3.8     11.484       257        97.49         647
----------------------------------------------------------------------------------------------------------------------------------
Washington                                            11        676,789      3.09     10.909       211        97.32         661
----------------------------------------------------------------------------------------------------------------------------------
Illinois                                              13        586,163      2.67     10.846       304         99.2         633
----------------------------------------------------------------------------------------------------------------------------------
Arizona                                               11        427,409      1.95     11.009       220        99.65         635
----------------------------------------------------------------------------------------------------------------------------------
Michigan                                               8        420,120      1.92     10.826       263          100         681
----------------------------------------------------------------------------------------------------------------------------------
Colorado                                               8        379,759      1.73     11.289       234        92.09         605
----------------------------------------------------------------------------------------------------------------------------------
Texas                                                  9        368,257      1.68     10.044       311        99.92         636
----------------------------------------------------------------------------------------------------------------------------------
Oregon                                                10        343,154      1.56     10.462       181          100         667
----------------------------------------------------------------------------------------------------------------------------------
Maryland                                               5        248,187      1.13     10.711       312          100         655
----------------------------------------------------------------------------------------------------------------------------------
New York                                               3        224,598      1.02     10.246       318          100         666
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                                            6        209,015      0.95      10.51       258        99.13         660
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                          4        197,297       0.9     10.916       326          100         647
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                                              5        181,403      0.83     10.319       261          100         655
----------------------------------------------------------------------------------------------------------------------------------
Other                                                 35      1,009,824      4.61     10.801       220        99.12         647
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               417     21,926,940       100     10.555       215         97.3         658
----------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 30

16. OCCUPANCY TYPE

---------------------------------------------------------------------------------------------------
                                            % OF
                                          MORTGAGE
                              AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                               CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                    NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                      OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                   MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
OCCUPANCY TYPE       LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
---------------------------------------------------------------------------------------------------

Primary                411    21,698,997    98.96     10.533         215      97.36         658
---------------------------------------------------------------------------------------------------
Non-Owner Occupied       6       227,943     1.04     12.652         171      92.08         702
---------------------------------------------------------------------------------------------------
TOTAL:                 417    21,926,940      100     10.555         215       97.3         658
---------------------------------------------------------------------------------------------------

17. PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------
                                                       % OF
                                                     MORTGAGE
                                         AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                          CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                               NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                 OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                              MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
PROPERTY TYPE                   LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
--------------------------------------------------------------------------------------------------------------

Single Family Residence         297      15,708,343    71.64      10.578      215         96.99       660
--------------------------------------------------------------------------------------------------------------
Planned Unit Development         58       3,383,700    15.43      10.581      211         97.74       653
--------------------------------------------------------------------------------------------------------------
Condominium                      48       2,282,856    10.41      10.285      200         98.26       655
--------------------------------------------------------------------------------------------------------------
2-4 Family                       14         552,040     2.52      10.833      281         99.56       667
--------------------------------------------------------------------------------------------------------------
TOTAL:                          417      21,926,940      100      10.555      215          97.3       658
--------------------------------------------------------------------------------------------------------------

18. LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------
                                                         % OF
                                                       MORTGAGE
                                           AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                            CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                 NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                   OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
LOAN PURPOSE                      LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
----------------------------------------------------------------------------------------------------------------

Purchase                            343    17,672,977      80.6      10.626      220       99.55        662
----------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  64     3,755,157     17.13      10.235      195       87.06        644
----------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                10       498,806      2.27      10.434      177       94.85        636
----------------------------------------------------------------------------------------------------------------
TOTAL:                              417    21,926,940       100      10.555      215        97.3        658
----------------------------------------------------------------------------------------------------------------

19. DOCUMENTATION LEVEL

-------------------------------------------------------------------------------------------------------------
                                                      % OF
                                                    MORTGAGE
                                        AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                         CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                              NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                             MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
DOCUMENTATION LEVEL            LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-------------------------------------------------------------------------------------------------------------

Stated Documentation            248     14,262,315     65.04     10.766       209        97.47       670
-------------------------------------------------------------------------------------------------------------
Full Documentation              143      6,663,151     30.39      10.09       229        96.55       638
-------------------------------------------------------------------------------------------------------------
Limited/Alternate                26      1,001,474      4.57     10.633       199          100       636
-------------------------------------------------------------------------------------------------------------
TOTAL:                          417     21,926,940       100     10.555       215         97.3       658
-------------------------------------------------------------------------------------------------------------

20. PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                        MORTGAGE
                                            AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                             CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                                  NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                    OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                 MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
PREPAYMENT PENALTY TERM            LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
-----------------------------------------------------------------------------------------------------------------

No Prepayment Penalty                55      2,301,108    10.49      10.838       239        97.4         648
-----------------------------------------------------------------------------------------------------------------
6 Months                              1         86,874      0.4       10.99       356         100         699
-----------------------------------------------------------------------------------------------------------------
12 Months                            28      2,049,449     9.35      10.499       225       94.43         657
-----------------------------------------------------------------------------------------------------------------
24 Months                           256     13,840,431    63.12      10.598       214       98.94         661
-----------------------------------------------------------------------------------------------------------------
36 Months                            77      3,649,079    16.64      10.232       194       92.58         655
-----------------------------------------------------------------------------------------------------------------
TOTAL:                              417     21,926,940      100      10.555       215        97.3         658
-----------------------------------------------------------------------------------------------------------------

21. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------
                                                     % OF
                                                   MORTGAGE
                                       AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                        CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED    AVERAGE
                             NUMBER       DATE      CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                               OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                            MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM        LTV        FICO
RANGE OF CREDIT SCORES        LOANS       ($)       BALANCE      (%)      (MONTHS)      (%)        SCORE
------------------------------------------------------------------------------------------------------------

526 - 550                       2          55,201      0.25     12.232       168        97.99         545
------------------------------------------------------------------------------------------------------------
551 - 575                      10         318,194      1.45     10.663       170        89.74         565
------------------------------------------------------------------------------------------------------------
576 - 600                      40       1,620,610      7.39     11.321       235         95.9         591
------------------------------------------------------------------------------------------------------------
601 - 625                      74       3,860,454     17.61     10.815       263         95.4         613
------------------------------------------------------------------------------------------------------------
626 - 650                      67       3,298,603     15.04      10.79       194        95.14         641
------------------------------------------------------------------------------------------------------------
651 - 675                      90       5,356,332     24.43     10.651       201        98.26         662
------------------------------------------------------------------------------------------------------------
676 - 700                      69       4,170,936     19.02     10.167       199        99.04         687
------------------------------------------------------------------------------------------------------------
701 - 725                      29       1,548,257      7.06      9.982       230        99.82         712
------------------------------------------------------------------------------------------------------------
726 - 750                      21       1,040,677      4.75      9.691       192        99.73         739
------------------------------------------------------------------------------------------------------------
751 - 775                      10         451,511      2.06     10.425       238        99.61         764
------------------------------------------------------------------------------------------------------------
776 - 800                       5         206,164      0.94      9.564       191        94.02         782
------------------------------------------------------------------------------------------------------------
TOTAL:                        417      21,926,940       100     10.555       215         97.3         658
------------------------------------------------------------------------------------------------------------

Minimum: 540
Maximum: 786
Weighted Average: 658